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Exhibit 99.1

Motorola, Inc. and Subsidiaries
Consolidated Statements of Operations
(In millions, except per share amounts)

	For the Quarter Ended March 31, 2001
	Total Motorola	Total Pro Forma Adjustments Inc/(Exp)	Pro Forma Total Motorola	Excl Impact of Exited Businesses	Pro Forma Ongoing Operations
Net sales	$7,752	$—	$7,752	$(197)	$7,555
Costs and expenses
Manufacturing and other costs of sales	5,720	(524)	5,196	(134)	5,062
Selling, general and administrative expenses	1,010	(27)	983	(40)	943
Research and development expenditures	1,172	—	1,172	(11)	1,161
Depreciation expense	627	—	627	(5)	622
Reorganization of businesses	241	(241)	—	—	—
Other charges	101	(101)	—	—	—
Interest expense, net	86	—	86	—	86
Gains on sales of investments and businesses	(614)	614	—	—	—

Total costs and expenses	8,343	(279)	8,064	(190)	7,874

Earnings (loss) before income taxes	(591)	279	(312)	(7)	(319)
Income tax provision	(58)	(48)	(106)	(2)	(108)

Net earnings (loss)	$(533)	$327	$(206)	$(5)	$(211)

Net loss per common share
Basic	$(0.24)				$(0.10)
Diluted	$(0.24)				$(0.10)
Weighted average common shares outstanding
Basic	2,194.0				2,194.0
Diluted	2,194.0				2,194.0
Dividends paid per share	$0.04				$0.04
Net margin on sales	-6.9%				-2.8%
Return on average invested capital (1)	1.5%
	For the Quarter Ended April 1, 2000
	Total Motorola	Total Pro Forma Adjustments Inc/(Exp)	Pro Forma Total Motorola	Excl Impact of Exited Businesses	Pro Forma Ongoing Operations
Net Sales	$8,768	$—	$8,768	$(210)	$8,558
Costs and expenses
Manufacturing and other costs of sales	5,200	—	5,200	(139)	5,061
Selling, general and administrative expenses	1,299	(30)	1,269	(47)	1,222
Research and development expenditures	1,015	—	1,015	(12)	1,003
Depreciation expense	558	—	558	(6)	552
Reorganization of businesses	—	—	—	—	—
Other charges	110	(110)	—	—	—
Interest expense, net	47	—	47	—	47
Gains on sales of investments and businesses	(101)	101	—	—	—

Total costs and expenses	8,128	(39)	8,089	(204)	7,885

Earnings (loss) before income taxes	640	39	679	(6)	673
Income tax provision	192	5	197	(2)	195

Net earnings (loss)	$448	$34	$482	$(4)	$478

Net earnings per common share
Basic	$0.21				$0.22
Diluted	$0.20				$0.21
Weighted average common shares outstanding
Basic	2,146.2				2,146.2
Diluted	2,267.7				2,267.7
Dividends paid per share	$0.04				$0.04
Net margin on sales	5.1%				5.6%
Return on average invested capital (1)	6.6%

(1)
Based on the performance of the four preceding quarters ending March 31, 2001 and April 1, 2000.

Motorola, Inc. and Subsidiaries
Consolidated Statements of Operations
(In millions, except per share amounts)

	For the Quarter Ended June 30, 2001
	Total Motorola	Total Pro Forma Adjustments Inc/(Exp)	Pro Forma Total Motorola	Excl Impact of Exited Businesses	Pro Forma Ongoing Operations
Net sales	$7,522	$—	$7,522	$(194)	$7,328
Costs and expenses
Manufacturing and other costs of sales	5,434	(307)	5,127	(133)	4,994
Selling, general and administrative expenses	989	(19)	970	(34)	936
Research and development expenditures	1,086	—	1,086	(12)	1,074
Depreciation expense	589	—	589	(6)	583
Reorganization of businesses	619	(619)	—	—	—
Other charges	293	(293)	—	—	—
Interest expense, net	102	—	102	—	102
Gains on sales of investments and businesses	(742)	742	—	—	—

Total costs and expenses	8,370	(496)	7,874	(185)	7,689

Earnings (loss) before income taxes	(848)	496	(352)	(9)	(361)
Income tax provision	(89)	(31)	(120)	(3)	(123)

Net earnings (loss)	$(759)	$527	$(232)	$(6)	$(238)

Net loss per common share
Basic	$(0.35)				$(0.11)
Diluted	$(0.35)				$(0.11)
Weighted average common shares outstanding
Basic	2,202.9				2,202.9
Diluted	2,202.9				2,202.9
Dividends paid per share	$0.04				$0.04
Net margin on sales	-10.1%				-3.2%
	For the Quarter Ended July 1, 2000
	Total Motorola	Total Pro Forma Adjustments Inc/(Exp)	Pro Forma Total Motorola	Excl Impact of Exited Businesses	Pro Forma Ongoing Operations
Net sales	$9,255	$—	$9,255	$(188)	$9,067
Costs and expenses
Manufacturing and other costs of sales	5,508	—	5,508	(120)	5,388
Selling, general and administrative expenses	1,311	(68)	1,243	(52)	1,191
Research and development expenditures	1,107	—	1,107	(14)	1,093
Depreciation expense	568	—	568	(6)	562
Reorganization of businesses	—	—	—	—	—
Other charges	306	(306)	—	—	—
Interest expense, net	54	—	54	—	54
Gains on sales of investments and businesses	(19)	19	—	—	—

Total costs and expenses	8,835	(355)	8,480	(192)	8,288

Earnings before income taxes	420	355	775	4	779
Income tax provision	216	8	224	1	225

Net earnings	$204	$347	$551	$3	$554

Net earnings per common share
Basic	$0.09				$0.26
Diluted	$0.09				$0.25
Weighted average common shares outstanding
Basic	2,165.0				2,165.0
Diluted	2,249.7				2,249.7
Dividends paid per share	$0.04				$0.04
Net margin on sales	2.2%				6.1%

Motorola, Inc. and Subsidiaries
Consolidated Statements of Operations
(In millions, except per share amounts)

	For the Quarter Ended September 29, 2001
	Total Motorola	Total Pro Forma Adjustments Inc/(Exp)	Pro Forma Total Motorola	Excl Impact of Exited Businesses	Pro Forma Ongoing Operations
Net sales	$7,406	$—	$7,406	$(162)	$7,244
Costs and expenses
Manufacturing and other costs of sales	5,256	(98)	5,158	(116)	5,042
Selling, general and administrative expenses	834	(39)	795	(25)	770
Research and development expenditures	1,037	—	1,037	(8)	1,029
Depreciation expense	533	—	533	(6)	527
Reorganization of businesses	133	(133)	—	—	—
Other charges	2,238	(2,238)	—	—	—
Interest expense, net	136	(22)	114	—	114
Gains on sales of investments and businesses	(542)	542	—	—	—

Total costs and expenses	9,625	(1,988)	7,637	(155)	7,482

Earnings (loss) before income taxes	(2,219)	1,988	(231)	(7)	(238)
Income tax provision	(811)	733	(78)	(2)	(80)

Net earnings (loss)	$(1,408)	$1,255	$(153)	$(5)	$(158)

Net loss per common share
Basic	$(0.64)				$(0.07)
Diluted	$(0.64)				$(0.07)
Weighted average common shares outstanding
Basic	2,217.1				2,217.1
Diluted	2,217.1				2,217.1
Dividends paid per share	$0.04				$0.04
Net margin on sales	-19.0%				-2.2%
	For the Quarter Ended September 30, 2000
	Total Motorola	Total Pro Forma Adjustments Inc/(Exp)	Pro Forma Total Motorola	Excl Impact of Exited Businesses	Pro Forma Ongoing Operations
Net sales	$9,493	$—	$9,493	$(187)	$9,306
Costs and expenses
Manufacturing and other costs of sales	6,130	(499)	5,631	(136)	5,495
Selling, general and administrative expenses	1,185	(62)	1,123	(41)	1,082
Research and development expenditures	1,171	—	1,171	(14)	1,157
Depreciation expense	592	—	592	(7)	585
Reorganization of businesses	220	(220)	—	—	—
Other charges	90	(90)	—	—	—
Interest expense, net	74	—	74	—	74
Gains on sales of investments and businesses	(727)	727	—	—	—

Total costs and expenses	8,735	(144)	8,591	(198)	8,393

Earnings before income taxes	758	144	902	11	913
Income tax provision	227	32	259	4	263

Net earnings	$531	$112	$643	$7	$650

Net earnings per common share
Basic	$0.24				$0.30
Diluted	$0.23				$0.29
Weighted average common shares outstanding
Basic	2,182.3				2,182.3
Diluted	2,266.0				2,266.0
Dividends paid per share	$0.04				$0.04
Net margin on sales	5.6%				7.0%

Motorola, Inc. and Subsidiaries
Consolidated Statements of Operations
(In millions, except per share amounts)

Note: Results for the Quarter Ended December 31, 2001 are expected to be released on January 22, 2002.

	For the Quarter Ended December 31, 2000
	Total Motorola	Total Pro Forma Adjustments Inc/(Exp)	Pro Forma Total Motorola	Excl Impact of Exited Businesses	Pro Forma Ongoing Operations
Net sales	$10,064	$—	$10,064	$(240)	$9,824
Costs and expenses
Manufacturing and other costs of sales	6,790	(388)	6,402	(159)	6,243
Selling, general and administrative expenses	1,346	(61)	1,285	(40)	1,245
Research and development expenditures	1,144	—	1,144	(17)	1,127
Depreciation expense	634	—	634	(6)	628
Reorganization of businesses	376	(376)	—	—	—
Other charges	11	(11)	—	—	—
Interest expense, net	73	—	73	—	73
Gains on sales of investments and businesses	(723)	723	—	—	—

Total costs and expenses	9,651	(113)	9,538	(222)	9,316

Earnings (loss) before income taxes	413	113	526	(18)	508
Income tax provision	278	(127)	151	(5)	146

Net earnings (loss)	$135	$240	$375	$(13)	$362

Net earnings per common share
Basic	$0.06				$0.17
Diluted	$0.06				$0.16
Weighted average common shares outstanding
Basic	2,188.7				2,188.7
Diluted	2,240.6				2,240.6
Dividends paid per share	$0.04				$0.04
Net margin on sales	1.3%				3.7%

Motorola, Inc. and Subsidiaries
Consolidated Statements of Operations
(In millions, except per share amounts)

Note: Results for the Year Ended December 31, 2001 are expected to be released on January 22, 2002.

	For the Year Ended December 31, 2000
	Total Motorola	Total Pro Forma Adjustments Inc/(Exp)	Pro Forma Total Motorola	Excl Impact of Exited Businesses	Pro Forma Ongoing Operations
Net sales	$37,580	$—	$37,580	$(825)	$36,755
Costs and expenses
Manufacturing and other costs of sales	23,628	(887)	22,741	(555)	22,186
Selling, general and administrative expenses	5,141	(221)	4,920	(180)	4,740
Research and development expenditures	4,437	—	4,437	(57)	4,380
Depreciation expense	2,352	—	2,352	(25)	2,327
Reorganization of businesses	596	(596)	—	—	—
Other charges	517	(517)	—	—	—
Interest expense, net	248	—	248	—	248
Gains on sales of investments and businesses	(1,570)	1,570	—	—	—

Total costs and expenses	35,349	(651)	34,698	(817)	33,881

Earnings (loss) before income taxes	2,231	651	2,882	(8)	2,874
Income tax provision	913	(82)	831	(2)	829

Net earnings (loss)	$1,318	$733	$2,051	$(6)	$2,045

Net earnings per common share
Basic	$0.61				$0.94
Diluted	$0.58				$0.91
Weighted average common shares outstanding
Basic	2,170.1				2,170.1
Diluted	2,256.6				2,256.6
Dividends paid per share	$0.16				$0.16
Net margin on sales	3.5%				5.6%
Return on average invested capital (1)	6.3%

(1)
Based on the performance of the four preceding quarters ending December 31, 2000.

Motorola, Inc. and Subsidiaries
Segment Information
(In millions)

    Summarized below are the Company's segment sales as defined by reportable segment for the three months ended March 31, 2001 and April 1, 2000.

	For the Quarter Ended March 31, 2001
	Segment Sales
	Total Motorola	Excl Impact of Exited Businesses	Ongoing Operations	% Change from 2000
Personal Communications Segment	$2,284	$—	$2,284	-29%
Global Telecom Solutions Segment	1,722	—	1,722	-5%
Commercial, Govt, and Industrial Systems Segment	1,050	(154)	896	2%
Broadband Communications Segment	818	—	818	21%
Semiconductor Products Segment	1,483	—	1,483	-22%
Integrated Electronic Systems Segment	637	—	637	-5%
Other Products Segment	245	(43)	202	8%
Adjustments & Eliminations	(487)	—	(487)	39%

Segment Totals	$7,752	$(197)	$7,555	-12%

	For the Quarter Ended April 1, 2000
	Segment Sales
	Total Motorola	Excl Impact of Exited Businesses	Ongoing Operations
Personal Communications Segment	$3,236	$—	$3,236
Global Telecom Solutions Segment	1,809	—	$1,809
Commercial, Govt, and Industrial Systems Segment	998	(122)	$876
Broadband Communications Segment	678	—	$678
Semiconductor Products Segment	1,900	—	$1,900
Integrated Electronic Systems Segment	690	(16)	$674
Other Products Segment	259	(72)	$187
Adjustments & Eliminations	(802)	—	(802)

Segment Totals	$8,768	$(210)	$8,558

Motorola, Inc. and Subsidiaries
Segment Information
(In millions)

    Summarized below are the Company's segment operating earnings (loss) before taxes as defined by reportable segment for the three months ended March 31, 2001 and April 1, 2000.

	For the Quarter Ended March 31, 2001
	Segment Operation Earnings (Loss) before Taxes
	Total Motorola	Total Pro Forma Adjustments (Inc)/Exp	Pro Forma Total Motorola	Excl Impact of Exited Businesses	Pro Forma Ongoing Operations	% Sales
Personal Communications Segment	$(912)	$510	$(402)	$—	$(402)	-18%
Global Telecom Solutions Segment	39	15	54	—	54	3%
Commercial, Govt, and Industrial Systems Segment	38	18	56	(12)	44	5%
Broadband Communications Segment	98	32	130	—	130	16%
Semiconductor Products Segment	(287)	156	(131)	—	(131)	-9%
Integrated Electronic Systems Segment	4	15	19	—	19	3%
Other Products Segment	460	(490)	(30)	5	(25)	-12%
Adjustments & Eliminations	30	—	30	—	30	-6%

Segment Totals	(530)	256	(274)	(7)	(281)	-4%
General Corporate	(61)	23	(38)	—	(38)

Earnings (Loss) Before
Income Taxes	$(591)	$279	$(312)	$(7)	$(319)	-4%

	For the Quarter Ended April 1, 2000
	Segment Operation Earnings (Loss) before Taxes
	Total Motorola	Total Pro Forma Adjustments (Inc)/Exp	Pro Forma Total Motorola	Excl Impact of Exited Businesses	Pro Forma Ongoing Operations	% Sales
Personal Communications Segment	$112	$(59)	$53	$—	$53	2%
Global Telecom Solutions Segment	280	1	281	—	281	16%
Commercial, Govt, and Industrial Systems Segment	90	6	96	(9)	87	10%
Broadband Communications Segment	91	8	99	—	99	15%
Semiconductor Products Segment	123	5	128	—	128	7%
Integrated Electronic Systems Segment	79	(32)	47	(1)	46	7%
Other Products Segment	(38)	10	(28)	4	(24)	-13%
Adjustments & Eliminations	(2)	—	(2)	—	(2)	0%

Segment Totals	735	(61)	674	(6)	668	8%
General Corporate	(95)	100	5	—	5

Earnings (Loss) Before
Income Taxes	$640	$39	$679	$(6)	$673	8%

Motorola, Inc. and Subsidiaries
Segment Information
(In millions)

    Summarized below are the Company's segment sales as defined by reportable segment for the three months ended June 30, 2001 and July 1, 2000.

	For the Quarter Ended June 30, 2001
	Segment Sales
	Total Motorola	Excl Impact of Exited Businesses	Ongoings Operations	% Change from 2000
Personal Communications Segment	$2,496	$—	$2,496	-25%
Global Telecom Solutions Segment	1,679	—	1,679	-14%
Commercial, Govt, and Industrial Systems Segment	1,041	(161)	880	-13%
Broadband Communications Segment	820	—	820	7%
Semiconductor Products Segment	1,250	—	1,250	-38%
Integrated Electronic Systems Segment	549	—	549	-19%
Other Products Segment	248	(33)	215	16%
Adjustments & Eliminations	(561)	—	(561)	35%

Segment Totals	$7,522	$(194)	$7,328	-19%

	For the Quarter Ended July 1, 2000
	Segment Sales
	Total Motorola	Excl Impact of Exited Businesses	Ongoings Operations
Personal Communications Segment	$3,332	$—	$3,332
Global Telecom Solutions Segment	1,957	—	1,957
Commercial, Govt, and Industrial Systems Segment	1,137	(128)	1,009
Broadband Communications Segment	768	—	768
Semiconductor Products Segment	2,000	—	2,000
Integrated Electronic Systems Segment	678	—	678
Other Products Segment	245	(60)	185
Adjustments & Eliminations	(862)	—	(862)

Segment Totals	$9,255	$(188)	$9,067

Motorola, Inc. and Subsidiaries
Segment Information
(In millions)

    Summarized below are the Company's segment operating earnings (loss) before taxes as defined by reportable segment for the three months ended June 30, 2001 and July 1, 2000.

	For the Quarter Ended June 30, 2001
	Segment Operating Earnings (Loss) before Taxes
	Total Motorola	Total Pro Forma Adjustments (Inc)/Exp	Pro Forma Total Motorola	Excl Impact of Exited Businesses	Pro Forma Ongoing Operations	% Sales
Personal Communications Segment	$(645)	$408	$(237)	$—	$(237)	-9%
Global Telecom Solutions Segment	(126)	173	47	—	47	3%
Commercial, Govt, and Industrial Systems Segment	(6)	72	66	(15)	51	6%
Broadband Communications Segment	39	106	145	—	145	18%
Semiconductor Products Segment	(518)	137	(381)	—	(381)	-30%
Integrated Electronic Systems Segment	(50)	47	(3)	—	(3)	-1%
Other Products Segment	418	(487)	(69)	6	(63)	-29%
Adjustments & Eliminations	61	—	61	—	61	-11%

Segment Totals	(827)	456	(371)	(9)	(380)	-5%
General Corporate	(21)	40	19	—	19

Earnings (Loss) Before
Income Taxes	$(848)	$496	$(352)	$(9)	$(361)	-5%

	For the Quarter Ended July 1, 2000
	Segment Operating Earnings (Loss) before Taxes
	Total Motorola	Total Pro Forma Adjustments (Inc)/Exp	Pro Forma Total Motorola	Excl Impact of Exited Businesses	Pro Forma Ongoing Operations	% Sales
Personal Communications Segment	$132	$4	$136	$—	$136	4%
Global Telecom Solutions Segment	258	—	258	—	258	13%
Commercial, Govt, and Industrial Systems Segment	108	9	117	(6)	111	10%
Broadband Communications Segment	124	13	137	—	137	18%
Semiconductor Products Segment	(55)	231	176	—	176	9%
Integrated Electronic Systems Segment	38	7	45	—	45	7%
Other Products Segment	(169)	92	(77)	10	(67)	-36%
Adjustments & Eliminations	3	(1)	2	—	2	0%

Segment Totals	439	355	794	4	798	9%
General Corporate	(19)	—	(19)	—	(19)

Earnings (Loss) Before
Income Taxes	$420	$355	$775	$4	$779	9%

Motorola, Inc. and Subsidiaries
Segment Information
(In millions)

    Summarized below are the Company's segment sales as defined by reportable segment for the three months ended September 29, 2001 and September 30, 2000.

	For the Quarter Ended September 29, 2001
	Segment Sales
	Total Motorola	Excl Impact of Exited Businesses	Ongoing Operations	% Change from 2000
Personal Communications Segment	$2,693	$—	$2,693	-16%
Global Telecom Solutions Segment	1,771	—	1,771	-10%
Commercial, Govt, and Industrial Systems Segment	1,029	(141)	888	-12%
Broadband Communications Segment	637	—	637	-31%
Semiconductor Products Segment	1,080	—	1,080	-48%
Integrated Electronic Systems Segment	513	—	513	-30%
Other Products Segment	140	(21)	119	-46%
Adjustments & Eliminations	(457)	—	(457)	45%

Segment Totals	$7,406	$(162)	$7,244	-22%

	For the Quarter Ended September 30, 2000
	Segment Sales
	Total Motorola	Excl Impact of Exited Businesses	Ongoing Operations
Personal Communications Segment	$3,221	$—	$3,221
Global Telecom Solutions Segment	1,960	—	1,960
Commercial, Govt, and Industrial Systems Segment	1,145	(137)	1,008
Broadband Communications Segment	917	—	917
Semiconductor Products Segment	2,071	—	2,071
Integrated Electronic Systems Segment	737	—	737
Other Products Segment	272	(50)	222
Adjustments & Eliminations	(830)	—	(830)

Segment Totals	$9,493	$(187)	$9,306

Motorola, Inc. and Subsidiaries
Segment Information
(In millions)

    Summarized below are the Company's segment operating earnings (loss) before taxes as defined by reportable segment for the three months ended September 29, 2001 and September 30, 2000.

	For the Quarter Ended September 29, 2001
	Segment Operating Earnings (Loss) before Taxes
	Total Motorola	Total Pro Forma Adjustments (Inc)/Exp	Pro Forma Total Motorola	Excl Impact of Exited Businesses	Pro Forma Ongoing Operations	% Sales
Personal Communications Segment	$(342)	$357	$15	$—	$15	1%
Global Telecom Solutions Segment	(982)	990	8	—	8	0%
Commercial, Govt, and Industrial Systems Segment	475	(406)	69	(12)	57	6%
Broadband Communications Segment	(489)	608	119	—	119	19%
Semiconductor Products Segment	(487)	126	(361)	—	(361)	-33%
Integrated Electronic Systems Segment	(58)	42	(16)	—	(16)	-3%
Other Products Segment	(201)	108	(93)	5	(88)	-74%
Adjustments & Eliminations	70	1	71	—	71	-16%

Segment Totals	(2,014)	1,826	(188)	(7)	(195)	-3%
General Corporate	(205)	162	(43)	—	(43)

Earnings (Loss) Before
Income Taxes	$(2,219)	$1,988	$(231)	$(7)	$(238)	-3%

	For the Quarter Ended September 30, 2000
	Segment Operating Earnings (Loss) before Taxes
	Total Motorola	Total Pro Forma Adjustments (Inc)/Exp	Pro Forma Total Motorola	Excl Impact of Exited Businesses	Pro Forma Ongoing Operations	% Sales
Personal Communications Segment	$(197)	$386	$189	$—	$189	6%
Global Telecom Solutions Segment	136	111	247	—	247	13%
Commercial, Govt, and Industrial Systems Segment	109	11	120	3	123	12%
Broadband Communications Segment	757	(597)	160	—	160	17%
Semiconductor Products Segment	68	134	202	—	202	10%
Integrated Electronic Systems Segment	14	33	47	—	47	6%
Other Products Segment	(172)	59	(113)	8	(105)	-47%
Adjustments & Eliminations	(1)	1	—	—	—	0%

Segment Totals	714	138	852	11	863	9%
General Corporate	44	6	50	—	50

Earnings (Loss) Before
Income Taxes	$758	$144	$902	$11	$913	10%

Motorola, Inc. and Subsidiaries
Segment Information
(In millions)

Note: Results for the Quarter Ended December 31, 2001 are expected to be released on January 22, 2002.

    Summarized below are the Company's segment sales as defined by reportable segment for the three months ended December 31, 2000.

	For the Quarter Ended December 31, 2000
	Segment Sales
	Total Motorola	Excl Impact of Exited Businesses	Ongoing Operations
Personal Communications Segment	$3,478	$—	$3,478
Global Telecom Solutions Segment	2,065	—	2,065
Commercial, Govt, and Industrial Systems Segment	1,300	(185)	1,115
Broadband Communications Segment	1,053	—	1,053
Semiconductor Products Segment	1,905	—	1,905
Integrated Electronic Systems Segment	764	—	764
Other Products Segment	281	(55)	226
Adjustments & Eliminations	(782)	—	(782)

Segment Totals	$10,064	$(240)	$9,824

Motorola, Inc. and Subsidiaries
Segment Information
(In millions)

Note: Results for the Quarter Ended December 31, 2001 are expected to be released on January 22, 2002.

    Summarized below are the Company's segment operating earnings (loss) before taxes as defined by reportable segment for the three months ended December 31, 2000.

	For the Quarter Ended December 31, 2000
	Segment Operating Earnings (Loss) before Taxes
	Total Motorola	Total Pro Forma Adjustments Inc/(Exp)	Pro Forma Total Motorola	Excl Impact of Exited Businesses	Pro Forma Ongoing Operations	% Sales
Personal Communications Segment	$(375)	$458	$83	$—	$83	2%
Global Telecom Solutions Segment	172	21	193	—	193	9%
Commercial, Govt, and Industrial Systems Segment	127	66	193	(22)	171	15%
Broadband Communications Segment	279	(116)	163	—	163	15%
Semiconductor Products Segment	27	144	171	—	171	9%
Integrated Electronic Systems Segment	53	17	70	—	70	9%
Other Products Segment	41	(191)	(150)	4	(146)	-65%
Adjustments & Eliminations	(66)	—	(66)	—	(66)	8%

Segment Totals	258	399	657	(18)	639	7%
General Corporate	155	(286)	(131)	—	(131)

Earnings (loss) Before Income Taxes	$413	$113	$526	$(18)	$508	5%

Motorola, Inc. and Subsidiaries
Segment Information
(In millions)

Note: Results for the Year Ended December 31, 2001 are expected to be released on January 22, 2002.

    Summarized below are the Company's segment sales as defined by reportable segment for the year ended December 31, 2000.

	For the Year Ended December 31, 2000
	Segment Sales
	Total Motorola	Excl Impact of Exited Businesses	Ongoing Operations
Personal Communications Segment	$13,267	$—	$13,267
Global Telecom Solutions Segment	7,791	—	7,791
Commercial, Govt, and Industrial Systems Segment	4,580	(572)	4,008
Broadband Communications Segment	3,416	—	3,416
Semiconductor Products Segment	7,876	—	7,876
Integrated Electronic Systems Segment	2,869	(16)	2,853
Other Products Segment	1,057	(237)	820
Adjustments & Eliminations	(3,276)	—	(3,276)

Segment Totals	$37,580	$(825)	$36,755

Motorola, Inc. and Subsidiaries
Segment Information
(In millions)

Note: Results for the Year Ended December 31, 2001 are expected to be released on January 22, 2002.

    Summarized below are the Company's segment operating earnings (loss) before taxes as defined by reportable segment for the year ended December 31, 2000.

	For the Year Ended December 31, 2000
	Segment Operating Earnings (Loss) before Taxes
	Total Motorola	Total Pro Forma Adjustments Inc/(Exp)	Pro Forma Total Motorola	Excl Impact of Exited Businesses	Pro Forma Ongoing Operations	% Sales
Personal Communications Segment	$(328)	$789	$461	$—	$461	3%
Global Telecom Solutions Segment	846	133	979	—	979	13%
Commercial, Govt, and Industrial Systems Segment	434	92	526	(34)	492	12%
Broadband Communications Segment	1,251	(692)	559	—	559	16%
Semiconductor Products Segment	163	514	677	—	677	9%
Integrated Electronic Systems Segment	184	25	209	—	209	7%
Other Products Segment	(338)	(30)	(368)	26	(342)	-42%
Admustments & Eliminations	(66)	—	(66)	—	(66)	2%

Segment Totals	2,146	831	2,977	(8)	2,969	8%
General Corporate	85	(180)	(95)	—	(95)

Earnings (loss) Before Income Taxes	$2,231	$651	$2,882	$(8)	$2,874	8%

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  Exhibit 99.1